EXHIBIT     DESCRIPTION

EX-99.a     Amended and Restated Agreement and Declaration of Trust dated March
            9, 1998 and amended March 1, 1999, is included herein.

EX-99.b     Amended and Restated Bylaws dated March 9, 1998 (filed as a part of
            Post-Effective Amendment No. 7 to the Registration Statement of
            American Century Investment Trust on May 13, 1998).

EX-99.d1    Investor Class Management Agreement between American Century
            California Tax-Free and Municipal Funds and American Century
            Investment Management, Inc., dated August 1, 1997 (filed as a part of Post-Effective Amendment No. 33 to the Registration Statement of
            American Century Government Income Trust on July 31, 1997).

EX-99.d2    Amendment No. 1 to the Investor Class Management Agreement between
            American Century California Tax-Free and Municipal Funds and
            American Century Investment Management, Inc., dated March 31, 1998
            (filed as a part of Post-Effective Amendment No. 23 to the
            Registration Statement of American Century Municipal Trust on March
            26, 1998).

EX-99.d3    Amendment No. 2 to the Investor Class Management Agreement between
            American Century California Tax-Free and Municipal Funds and
            American Century Investment Management, Inc., dated July 1, 1998
            (filed as a part of Post-Effective Amendment No. 39 to the
            Registration Statement of American Century Government Income Trust
            on July 28, 1999).

EX-99.e1    Distribution Agreement between American Century California Tax-Free and Municipal Funds and Funds Distributor, Inc. dated as of January
            15, 1998 (filed as a part of Post-Effective Amendment No. 33 to the
            Registration Statement of the American Century Target Maturities
            Trust filed on January 30, 1998).

EX-99.e2    Amendment No. 1 to the Distribution Agreement between American
            Century California Tax-Free and Municipal Funds and Funds
            Distributor, Inc. dated June 1, 1998 (filed as a part of
            Post-Effective Amendment No. 11 to the Registration Statement of
            American Century Capital Portfolios, Inc. filed on June 26, 1998).

EX-99.e3    Amendment No. 2 to the Distribution Agreement between American
            Century California Tax-Free and Municipal Funds and Funds
            Distributor, Inc. dated December 1, 1998 (filed as a part of
            Post-Effective Amendment No. 12 to the Registration Statement of
            American Century World Mutual Funds, Inc., File No. 33-39242, filed on November 13, 1998).

EX-99.e4    Amendment No. 3 to the Distribution Agreement between American
            Century California Tax-Free and Municipal Funds and Funds
            Distributor, Inc. dated January 29, 1999 (filed as a part of
            Post-Effective Amendment No. 24 to the Registration Statement of
            American Century Variable Portfolios, Inc., filed on January 15,
            1999).

EX-99.e5    Amendment No. 4 to the Distribution Agreement between American
            Century California Tax-Free and Municipal Funds and Funds
            Distributor, Inc. dated July 30, 1999 (filed as a part of
            Post-Effective Amendment No. 16 to the Registration Statement of
            American Century Capital Portfolios, Inc. on July 29, 1999).

EX-99.e6    Amendment No. 5 to the Distribution Agreement between American
            Century California Tax-Free and Municipal Funds and Funds
            Distributor, Inc. dated November 19, 1999 (filed as a part of
            Post-Effective Amendment No. 87 to the Registration Statement of
            American Century Mutual Funds, Inc. on November 29, 1999).

EX-99.g     Custodian Agreement between American Century California Tax-Free and
            Municipal Funds and The Chase Manhattan Bank, dated August 9, 1996,
            (filed as a part of Post-Effective Amendment No. 31 to the
            Registration Statement of American Century Government Income Trust
            filed on February 7, 1997).

EX-99.h1    Transfer Agency Agreement between American Century California
            Tax-Free and Municipal Funds and American Century Services
            Corporation, dated August 1, 1997, (filed as a part of
            Post-Effective Amendment No. 33 to the Registration Statement of
            American Century Government Income Trust on July 31, 1997).

EX-99.h2    Amendment to Transfer Agency Agreement between American Century
            California Tax-Free and Municipal Funds and American Century
            Services Corporation dated June 29, 1998 (filed as a part of
            Post-Effective Amendment No. 23 to the Registration Statement of
            American Century Quantitative Equity Funds on June 29, 1998).

EX-99.h3    Credit Agreement between American Century Funds and The Chase
            Manhattan Bank, as Administrative Agent, dated as of December 21,
            1999 is included herein.

EX-99.i     Opinion and consent of counsel (filed as a part of Post-Effective
            Amendment No. 28 of the Registration Statement of the Registrant on
            December 28, 1998).

EX-99.j1    Consent of PricewaterhouseCoopers LLP, independent accountants is included herein.

EX-99.j2    Consent of KPMG Peat Marwick, LLP, independent auditors (filed as a part of Post-Effective Amendment No. 28 of the Registration
            Statement of the Registrant on December 28, 1998).

EX-99.j3    Power of Attorney dated December 18, 1998 (filed as a part of
            Post-Effective Amendment No. 28 of the Registration Statement of the
            Registrant on December 28, 1998).